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                              PROSPECTUS SUPPLEMENT
             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

                             SELECT SEPARATE ACCOUNT
                   SUPPLEMENT TO PROSPECTUS DATED MAY 1, 1997

                                       ***

Effective for all Contracts issued on or after July 18, any portion of an initial net payment (or a subsequent net payment received during the Contract's first fifteen days) allocated to a Sub-Account or to a Guarantee Period Account will be invested as requested and will not be held in the Money Market Fund of
the Trust for the Contract's first fifteen days.   As such, the second and third
sentences of the fourth paragraph under "A. PAYMENTS" are deleted.


Supplement dated July 9, 1997